UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 6, 2014

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5343

100 South King Street, Seattle, Washington
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On September 6, 2014, Lenco Mobile, Inc. (the “Company”) and its wholly owned subsidiary, Archer USA, Inc. (“Archer USA” and, together with the Company, the “Debtors”), each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington, case numbers 14-16660-KAO and 14-16659-KAO, respectively. All documents filed with the Bankruptcy Court are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl. Each of the Debtors intends to continue to operate their respective businesses as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

A copy of the press release issued by the Company on September 8, 2014 announcing that it and Archer USA had made the Bankruptcy Filing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The Bankruptcy Filing on September 6, 2014 described in Item 1.03 above, which is incorporated by reference into this Item 2.04, constituted an event of default under that certain (i) Note Purchase and Security Agreement (the “First Note Purchase Agreement”) dated as of July 30, 2012, by and among the Company, as borrower, and Bradford Berk, Christopher L. Dukelow, Kenneth R. Jenson, Mike Bower, Michael Levinsohn, James L. Liang and Pablo Enterprises LLC, as lenders, pursuant to which said lenders purchased from the Company certain secured promissory notes in an aggregate principal amount of $2,224,278 and warrants to purchase shares of Company common stock in the amount and on the terms described therein; (ii) Note Purchase and Security Agreement dated as of August 3, 2012 (the “Second Note Purchase Agreement”), by and among the Company, as borrower, and Principal AS, Kjetil Skogsholm and State Street Bank and Trust Trustee F/B/O/ Derace L. Schaffer IRA rollover, as lenders, pursuant to which said lenders purchased from the Company certain secured promissory notes in an aggregate principal amount of $889,911 and warrants to purchase shares of Company common stock in the amount and on the terms described therein; and (iii) Note Purchase and Security Agreement dated as of August 21, 2012 (the “Third Note Purchase Agreement”), by and among the Company, as borrower, and Edward S. Brokaw, Robert J. Chiumento, Robert B. Corman, CGM IRA Custodian FBO Matthew Harris, Walter Harrison, James D. Meadlock, Srinivas Kandikattu, Edwina S. Millington and Richard Moore, as lenders, pursuant to which said lenders purchased from the Company certain secured promissory notes in an aggregate principal amount of $874,913 and warrants to purchase shares of Company common stock in the amount and on the terms described therein. The Company previously reported the First Note Purchase Agreement and Second Note Purchase Agreement in its Current Report on Form 8-K filed on August 3, 2012. The Company previously reported the Third Note Purchase Agreement in its Current Report on Form 8-K filed on August 22, 2012. The First Note Purchase Agreement, Second Note Purchase Agreement, and Third Note Purchase Agreement shall collectively be referred to herein as the “2012 Purchase Agreements.” As a result of such event of default or triggering event, the Company’s obligations under the 2012 Purchase Agreements, by the terms thereof, have or may become due and payable, subject to the provisions of the Bankruptcy Code. The aggregate principal amount of debt outstanding under the 2012 Purchase Agreements as of the date of acceleration was $5,063,237.

Furthermore, the Bankruptcy Filing on September 6, 2014 described in Item 1.03 above constituted an event of default under those certain Note Purchase and Security Agreements dated as of June 12, 2013 and June 18, 2013 (collectively, the “2013 Note Purchase Agreements”), by and among the Company, as borrower, and James L. Liang, Pablo Enterprises LLC, Derace Schaffer, Matthew Kinley and Robert Kaufman, as lenders, under the terms of which the Company issued certain secured promissory notes in an aggregate principal amount of $2,000,000 in connection with loans made to the Company by said lenders, as more fully described and report in the Company’s Current Report on Form 8-K filed on June 18, 2013. As a result of such event of default or triggering event, all of the Company’s obligations under the 2013 Note Purchase Agreements, by the terms thereof, have or may become due and payable, subject to the provisions of the Bankruptcy Code. The aggregate principal amount of debt outstanding under the 2013 Note Purchase Agreements as of the date of acceleration was $4,000,000.

In addition, the Bankruptcy Filing on September 6, 2014 described in Item 1.03 above constituted an event of default under that certain Loan Agreement dated as of August 22, 2014 (the “2014 Loan Agreement”), by and among the Archer USA, as borrower, and Hope Street Advisers, LLC, a Delaware limited liability company, as agent for James L. Liang, Bruce Anderson, Derace Schaffer and Robert Kaufman, as lender, under the terms of which Archer USA issued a promissory note in the aggregate principal amount of up to $700,000, which was guaranteed by the Company, as more fully described and reported in the Company’s Current Report on Form 8-K filed on September 4, 2014. As a result of such event of default or triggering event, all of the Company’s obligations under the 2014 Loan Agreement, by the terms thereof, have or may become due and payable, subject to the provisions of the Bankruptcy Code. The aggregate principal amount of debt outstanding under the 2014 Loan Agreement as of the date of acceleration was $502,008.

Under the terms of certain instruments or agreements to which one or both of the Debtors is a party, the Bankruptcy Filing and/or related acceleration of the respective Debtor’s obligations under the Agreements constitute a direct or cross default and will allow the other parties to such instruments or agreements to accelerate certain rights, including payment obligations, subject to the provisions of the Bankruptcy Code.

As a result of the Bankruptcy Filings under Chapter 11, the Company believes that the ability of the Debtors’ creditors to seek remedies to enforce their rights against the Debtors under these and other agreements are stayed and the creditors’ rights of enforcement against the Debtors are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD

On September 10, 2014, Matthew Harris, CEO of the Company, sent an email to certain shareholders and noteholders of the Company. A copy of that communication is furnished herewith as Exhibit 99.2 to this report.

The information set forth in this Item 7.01 and the attached Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities in that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Risk Related the Company’s Equity Securities

The Company cannot predict what the ultimate value of its equity securities may be or whether the holders of its equity securities will receive any distribution in the bankruptcy proceedings; however, it is likely that the Company’s common stock and preferred stock will have very little or no value given the amount of the Company’s liabilities compared to its assets. The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Filings under Chapter 11 is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. Lenco and Archer cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For Lenco and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to Lenco's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of Lenco's and Archer's plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 8, 2014 issued by Lenco Mobile Inc.
99.2	Email Communication dated September 10, 2014 from Matthew Harris, CEO of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: September 10, 2014	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 8, 2014 issued by Lenco Mobile Inc.
99.2	Email Communication dated September 10, 2014 from Matthew Harris, CEO.